UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934


Date of Report (Date of earliest event reported): October 11, 2006

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7 GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8

        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

                        P-7: 0-20265            P-7: 73-1367186
   Oklahoma             P-8: 0-20264            P-8: 73-1378683
----------------     ----------------         -------------------
(State or other        (Commission             (I.R.S. Employer
jurisdiction of        File Number)            Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [   ] Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [   ] Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [   ] Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      This amendment to Form 8-K restates that certain 8-K dated October 11, 2006 in order to correct an error in recording the dollar amount of net proceeds from property sales shown in the original Form 8-K.

      On October 11, 2006 the Geodyne Institutional/Pension Energy Income Limited Partnership P-7 and Geodyne Institutional/Pension Energy Income Limited Partnership P-8 (the "Partnerships") sold their interests in one significant property located in Yoakum County, Texas to Kenneth W. Cory, Ltd., an independent third party at The Oil and Gas Asset Clearinghouse auction in Houston, Texas for net proceeds as described below:

                                Reserves             Reserve
                               Sold as of             Value
                                12/31/05               Sold
                              Oil       Gas            as of         Net
              P/ship         (Bbls)    (Mcf)         12/31/05     Proceeds
              ------         ------    ------        --------     --------
              P-7            30,744     9,223        $626,760     $769,253
              P-8            15,733     4,720         320,729      393,649

      The transaction is subject to standard auction closing conditions.

      The proceeds from the sale, less any additional transaction costs, will be included in the November 15, 2006 cash distributions paid by the Partnerships.

      This sale was part of the General Partner's plan (previously disclosed in the Partnerships' December 31, 2005 Annual Report on Form 10-K) to sell an increased amount of the Partnerships' properties as a result of the generally favorable current environment for oil and gas dispositions. It is anticipated that additional properties will be sold at auction in December 2006 and February 2007.

      The sale of these properties will impact the continuing future operations of the Partnerships. Future production, costs and cash flow will be reduced as properties are sold. As of the date of this Current Report on Form 8-K, management cannot predict the extent of such reduction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

    (1) Geodyne  Institutional/Pension Energy Income Limited Partnership P-7
        (a) Pro Forma Balance Sheet as of June 30, 2006.
        (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
        (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
        (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
        (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

    (2) Geodyne  Institutional/Pension Energy Income Limited Partnership P-8
        (a) Pro Forma Balance Sheet as of June 30, 2006.
        (b) Pro Forma Statement of Operations for the six months ended June 30, 2006.
        (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
        (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
        (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of June 30, 2006, unaudited pro forma statements of operations for the six months ended June 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction as described in ITEM 2. The unaudited pro forma balance sheet is presented as if the divestiture had occurred on June 30, 2006. The unaudited pro forma statements of operations are presented as if the divestiture had occurred on January 1, 2003. The unaudited pro forma financial data is based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                    Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction          Pro Forma
                                                   (Note 2a)
                                   ----------     ------------      -----------

CURRENT ASSETS:
   Cash and cash equivalents       $1,222,755        $769,253        $1,992,008

   Assets of discontinued
      operations                            -          16,582            16,582
                                   ----------        --------        ----------
Total current assets               $1,222,755        $785,835        $2,008,590


NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                   5,074,127       ( 102,268)        4,971,859
                                   ----------        --------        ----------
                                   $6,296,882        $683,567        $6,980,449
                                   ==========        ========        ==========

        GEODYNE INSTITIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                        LIABILITIES AND PARTNERS' CAPITAL

                                                       Pro Forma
                                                      Adjustments
                                                        October
                                     Historical         Auction       Pro Forma
                                                       (Note 2a)
                                     ----------       -----------    -----------

CURRENT LIABILITIES:
   Accounts payable:
      Net Profits                    $   25,810        ($  6,660)     $   19,150
                                     ----------         --------      ----------
          Total current liabilities  $   25,810        ($  6,660)     $   19,150

PARTNERS' CAPITAL:
   General Partner                   $    6,106         $ 69,023      $   75,129
   Limited Partners, issued
      and outstanding,
      188,702 units                   6,264,966          621,204       6,886,170
                                     ----------         --------      ----------
Total Partners' capital              $6,271,072         $690,227      $6,961,299
                                     ----------         --------      ----------
                                     $6,296,882         $683,567      $6,980,449
                                     ==========         ========      ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction        Pro Forma
                                                  (Note 2b)
                                   ----------     -----------      ----------

REVENUES:
  Net Profits                      $2,246,473     ($ 45,909)      $2,200,564
  Interest income                      18,435          -              18,435
                                   ----------      --------       ----------
                                   $2,264,908     ($ 45,909)      $2,218,999

COSTS AND EXPENSES:
  Depletion of Net
    Profits Interests              $  144,029     ($  3,366)      $  140,663
  General and administrative          129,205          -             129,205
                                   ----------      --------       ----------
                                   $  273,234     ($  3,366)      $  269,868
                                   ----------      --------       ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,991,674     ($ 42,543)      $1,949,131
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  210,287     ($  4,557)      $  205,730
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,781,387     ($ 37,986)      $1,743,401
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.44     ($    .20)      $     9.24
                                   ==========      ========       ==========
UNITS OUTSTANDING                     188,702       188,702          188,702
                                   ==========      ========       ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                  (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Net Profits                      $3,851,701     ($ 87,733)     $3,763,968
  Interest income                      18,594             -          18,594
                                   ----------      --------      ----------
                                   $3,870,295     ($ 87,733)     $3,782,562

COSTS AND EXPENSES:
  Depletion of Net
   Profits Interests               $  303,051     ($  9,036)     $  294,015
  General and administrative          236,257             -         236,257
                                   ----------      --------      ----------
                                   $  539,308     ($  9,036)     $  530,272
                                   ----------      --------      ----------

INCOME FROM CONTINUING
  OPERATIONS                       $3,330,987     ($ 78,697)     $3,252,290
                                   ==========      ========      ==========

GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  358,514     ($  8,683)     $  349,831
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,972,473     ($ 70,014)     $2,902,459
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    15.75     ($    .37)     $    15.38
                                   ==========      ========      ==========
UNITS OUTSTANDING                     188,702       188,702         188,702
                                   ==========      ========      ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction     Pro Forma
                                                   (Note 2b)
                                   ----------    -----------    ----------

REVENUES:
  Net Profits                      $3,073,486     ($ 58,766)    $3,014,720
  Interest income                       7,354             -          7,354
                                   ----------      --------     ----------
                                   $3,080,840     ($ 58,766)    $3,022,074

COSTS AND EXPENSES:
  Depletion of Net
    Profits Interests              $  235,103     ($  5,033)    $  230,070
  General and administrative          229,798             -        229,798
                                   ----------      --------     ----------
                                   $  464,901     ($  5,033)    $  459,868
                                   ----------      --------     ----------

INCOME FROM CONTINUING
OPERATIONS                         $2,615,939     ($ 53,733)    $2,562,206
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  257,252     ($  5,826)    $  251,426
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,358,687     ($ 47,907)    $2,310,780
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    12.50     ($    .25)    $    12.25
                                   ==========      ========     ==========
UNITS OUTSTANDING                     188,702       188,702        188,702
                                   ==========      ========     ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-7
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                    Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                  (Note 2b)
                                   ----------     -----------    ----------

REVENUES:
  Net Profits                      $2,211,781     ($ 61,808)    $2,149,973
  Interest income                       5,591             -          5,591
  Gain on sale of
     Net Profits Interests            440,609             -        440,609
                                   ----------      --------     ----------
                                   $2,657,981     ($ 61,808)    $2,596,173

COSTS AND EXPENSES:
  Depletion of Net
   Profits Interests               $  305,931     ($  8,083)    $  297,848
  General and administrative          230,540             -        230,540
                                   ----------      --------     ----------
                                   $  536,471     ($  8,083)    $  528,388
                                   ----------      --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,121,510     ($ 53,725)    $2,067,785
                                   ==========      ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  118,033     ($  3,010)    $  115,023
                                   ==========      ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $2,003,477     ($ 50,715)    $1,952,762
                                   ==========      ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    10.62     ($    .27)    $    10.35
                                   ==========      ========     ==========
UNITS OUTSTANDING                     188,702       188,702        188,702
                                   ==========      ========     ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gains on the divestiture. Assuming the sale closed on June 30, 2006, an estimated non-recurring gain of $690,227 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $769,253 for the P-7 Partnership and the reversal of the Net Profits Interests and the asset retirement obligation associated with the property sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold property were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold property. Depletion of Net Profits Interests is adjusted for the reduction in depletion of Net Profits Interests and asset retirement obligation accretion expense attributable to the property sold.

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                                     ASSETS

                                                    Pro Forma
                                                   Adjustments
                                                     October
                                  Historical         Auction        Pro Forma
                                                    (Note 2a)
                                  ----------       -----------     -----------

CURRENT ASSETS:
   Cash and cash equivalents      $  795,526         $393,649       $1,189,175
   Assets of discontinued
      operations                           -            8,436            8,436
                                  ----------         --------       ----------
Total current assets              $  795,526         $402,085       $1,197,611

NET PROFITS INTERESTS, net
   utilizing the successful
   efforts method                  3,075,120        (  52,336)       3,022,784
                                  ----------         --------       ----------
                                  $3,870,646         $349,749       $4,220,395
                                  ==========         ========       ==========

      GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8
                        UNAUDITED PRO FORMA BALANCE SHEET
                                  JUNE 30, 2006

                        LIABILITIES AND PARTNERS' CAPITAL


                                                     Pro Forma
                                                    Adjustments
                                                      October
                                      Historical      Auction       Pro Forma
                                                     (Note 2a)
                                      ----------    -----------    -----------

CURRENT LIABILITIES:
   Accounts payable:
      Net Profits                     $   72,059     ($  3,458)     $   68,601
                                      ----------      --------      ----------
          Total current liabilities   $   72,059     ($  3,458)     $   68,601

PARTNERS' CAPITAL:
   General Partner                    $   14,335      $ 35,321      $   49,656
   Limited Partners, issued
      and outstanding,
      116,168 units                    3,784,252       317,886       4,102,138
                                      ----------      --------      ----------
Total Partners' capital               $3,798,587      $353,207      $4,151,794
                                      ----------      --------      ----------
                                      $3,870,646      $349,749      $4,220,395
                                      ==========      ========      ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006


                                                  Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction      Pro Forma
                                                   (Note 2b)
                                   ----------    -----------     ----------

REVENUES:
  Net Profits                      $1,405,651     ($ 23,479)     $1,382,172
  Interest income                      12,198             -          12,198
                                   ----------      --------      ----------
                                   $1,417,849     ($ 23,479)     $1,394,370

COSTS AND EXPENSES:
  Depletion of Net
    Profits Interests              $   87,133     ($  1,723)     $   85,410
  General and administrative           89,080             -          89,080
                                   ----------      --------      ----------
                                   $  176,213     ($  1,723)     $  174,490
                                   ----------      --------      ----------
INCOME FROM CONTINUING
  OPERATIONS                       $1,241,636     ($ 21,756)     $1,219,880
                                   ==========      ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  130,786     ($  2,331)     $  128,455
                                   ==========      ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,110,850     ($ 19,425)     $1,091,425
                                   ==========      ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.56     ($    .17)     $     9.39
                                   ==========      ========      ==========
UNITS OUTSTANDING                     116,168       116,168         116,168
                                   ==========      ========      ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                   (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Net Profits                      $2,450,801      ($ 44,832)     $2,405,969
  Interest income                      12,121              -          12,121
  Gain on sale of Net
     Profits Interests                    434              -             434
                                   ----------        --------     ----------
                                   $2,463,356      ($ 44,832)     $2,418,524

COSTS AND EXPENSES:
  Depletion of Net
    Profits Interests              $  183,707      ($  4,624)     $  179,083
  General and administrative          156,726              -         156,726
                                   ----------        --------     ----------
                                   $  340,433      ($  4,624)     $  335,809
                                   ----------        --------     ----------

INCOME FROM CONTINUING
  OPERATIONS                       $2,122,923      ($ 40,208)     $2,082,715
                                   ==========        ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  227,614      ($  4,437)     $  223,177
                                   ==========        ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,895,309      ($ 35,771)     $1,859,538
                                   ==========        ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    16.32      ($    .31)     $    16.01
                                   ==========        ========     ==========
UNITS OUTSTANDING                     116,168        116,168         116,168
                                   ==========        ========     ==========

       GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                   (Note 2b)
                                   ----------    -----------      ----------

REVENUES:
  Net Profits                      $2,001,198     ($ 30,096)      $1,971,102
  Interest income                       4,735             -            4,735
                                   ----------      --------       ----------
                                   $2,005,933     ($ 30,096)      $1,975,837

COSTS AND EXPENSES:
  Depletion of Net
    Profits Interests              $  136,275     ($  2,576)      $  133,699
  General and administrative          149,887             -          149,887
                                   ----------      --------       ----------
                                   $  286,162     ($  2,576)      $  283,586
                                   ----------      --------       ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,719,771     ($ 27,520)      $1,692,251
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  183,768     ($  2,984)      $  180,784
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,536,003     ($ 24,536)      $1,511,467
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    13.22     ($    .21)      $    13.01
                                   ==========      ========       ==========
UNITS OUTSTANDING                     116,168       116,168          116,168
                                   ==========      ========       ==========

       GEODYNEINSTITUTIONAL/PENSION ENERGY INCOME LIMITED PARTNERSHIP P-8
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                   Pro Forma
                                                  Adjustments
                                                    October
                                   Historical       Auction       Pro Forma
                                                   (Note 2b)
                                   ----------     -----------     ----------

REVENUES:
  Net Profits                      $1,548,409     ($ 31,623)      $1,516,786
  Interest income                       4,316             -            4,316
  Gain on sale of Net
    Profits Interests                 555,967             -          555,967
                                   ----------      --------       ----------
                                   $2,108,692     ($ 31,623)      $2,077,069

EXPENSES:
  Depletion of Net
    Profits Interests              $  186,708     ($  4,136)      $  182,572
  General and administrative          149,591             -          149,591
                                   ----------      --------       ----------
                                   $  336,299     ($  4,136)      $  332,163
                                   ----------      --------       ----------

INCOME FROM CONTINUING
  OPERATIONS                       $1,772,393     ($ 27,487)      $1,744,906
                                   ==========      ========       ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  108,700     ($  1,540)      $  107,160
                                   ==========      ========       ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,663,693     ($ 25,947)      $1,637,746
                                   ==========      ========       ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.32     ($    .22)      $    14.10
                                   ==========      ========       ==========
UNITS OUTSTANDING                     116,168       116,168          116,168
                                   ==========      ========       ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of June 30, 2006 is presented as if the divestiture had occurred on June 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the six months ended June 30, 2006 are presented as if the divestiture had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the six months ended June 30, 2006, do not reflect the estimated gains on the divestiture. Assuming the sale closed on June 30, 2006, an estimated non-recurring gain of $353,207 would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds of $393,649 for the P-8 Partnership and the reversal of the Net Profits Interests and the asset retirement obligation associated with the property sold. Additionally, the payable and receivable accruals as of June 30, 2006 associated with the sold properties were reclassified to Assets of discontinued operations.

(b) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold property. Depletion of Net Profits Interests is adjusted for the reduction in depletion of Net Profits Interests and asset retirement obligation accretion expense attributable to the property sold.




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






                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED
                                 PARTNERSHIP P-7
                             GEODYNE INSTITUTIONAL/PENSION ENERGY INCOME LIMITED
                                 PARTNERSHIP P-8

                                    By:  GEODYNE RESOURCES, INC.
                                         General Partner

                                      //s//Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: November 13, 2006





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